SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549



                          FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) April 05, 2001`

                  DATASTAND TECHNOLOGIES INC.

  Exact name of registrant as specified in its charter



 Indiana                             		        35-2065469
(State or other jurisdiction of    (Commission          (IRS Employer
Incorporation or organization)      File Number)    Identification No.)

  555 Burnhamthorpe Road, Suite 304, Toronto, Ontario   M9C 2Y3
            (Address of Principal Offices)            (Zip Code)

Registrants telephone number, including area code:   (416) 626-5346



                     DIMGROUP.COM INC.

 (Former name or former address, if changed since last report)


Item 1.   Changes in Control of Registrant

          NA

Item 2.   Acquisition or Disposition of Assets

          NA

Item 3.   Bankruptcy or Receivership

          NA

Item 4.   Changes in Registrant's Certifying Accountant
          NA

Item 5.   Other Events

On April 5, 2001, the Board of Directors of the registrant, as well as a majority in interest of registrant's shareholders, voted to change the name of the registrant to Datastand Technologies Inc. Articles of Amendment were filed with the Secretary of State of Indiana on April 5, 2001 and are included as an exhibit to this Form 8-K. Registrant's new ticker symbol is DATT.

Item 6.   Resignations of Registrant's Directors

          NA

Item 7.   Financial Statements and Exhibits

          Exhibit A - Certificate of Amendment to the
Articles of Incorporation of Dimgroup.com Inc.

Item 8.   Change in Fiscal Year

          NA

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 4, 2001




                      DATASTAND TECHNOLOGIES INC.
                         (Registrant)

                                          /S/ MARC CIANFARANI
                                          Marc Cianfarani,
                                          Chairman of the Board of Directors







Exhibit A




                  Certificate of Amendment
             to the Articles of Incorporation of
                     Dimgroup.com Inc.



DIMGROUP.COM INC., An Indiana corporation, Adopts the following amendment to the Articles of Incorporation.

1.               The undersigned hereby certify that on the
            5th day of April, 2001, a Special Meeting of the Board of Directors was duly held and convened at which there was present a quarum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of
            Directors:



       BE IT RESOLVED: That the secretary of the corporation is hereby ordered and directed to conduct a vote of all shareholders present for the following purpose:

            To amend Article One to provide that the name of the corporation shall be changed from DIMGROUP.COM INC TO
            DATASTAND TECHNOLOGIES INC.

2                A majority of the stockholders holding 15,240,640
            shares of the 16,714,600 shares outstanding of DIMGROUP.COM INC. gave their consent to the adoption of the Amendment to the Articles of Incorporation as follows:

               Article One: (Name). The name of the corporation is:

                        DATASTAND TECHNOLOGIES INC.



                 IN WITNESS WHEREOF, the undersigned being
            the President and Secretary of DIMGROUP.COM INC.
            An Indiana Corporation, hereunto affixed his signature this 5th day of April, 2001.




                  DIMGROUP.COM INC.

                 By          /s/Marc Cianfarani,
                                Marc Cianfarani, President
                             For DIMGROUP.COM INC.



                 By          /s/Berto Napoleone,
                                Berto Napoleone, Secretary
                             For DIMGROUP.COM INC.